EXHIBIT 9

Microfilm Number              Filed with the Department of State on JAN 26, 1998
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Entity Number 2796857           /s/
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                                        Secretary  of  the  Commonwealth



                 APPLICATION FOR REGISTRATION OF FICTITIOUS NAME


     In compliance with the requirements of 54 Pa.C.S. Sec. 311 (relating to registration), the undersigned entity(ies) desiring to register a fictitious name under 54 Pa.C.S. Ch. 3 (relating to fictitious names), hereby state(s) that:

1.     The  fictitious  name  is:    All Pro Auto Mall
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2. A brief statement of the character or nature of the business or other activity to be carried on under or through the fictitious name is:

                      Retail sale of cars and trucks
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3. The address, including number and street. if any, of the principal place of business of the business or other activity to be carried on under or through the fictitious name is (P.O. Box alone is not acceptable):

       3644 Washington Road  McMurray  PA   15317          Washington
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       Number and Street     City    State.  Zip             County

4. The name and address, including number and street. if any, of each individual interested in the business is:
        Name        Number and Street          City        State         Zip
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5.     Each  entity,  other  than  an individual, interested in such business is
       (are):
       Name          Form of Organization         Organizing Jurisdiction
       Principal Office Address                 Pa. Registered Office, if any
       LoCastro  &  Associates,  Inc - PA  corporation  3644  Washington Rd.
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                                                              McMurray PA 15317
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6. The applicant is familiar with the provisions of 54 Pa.C.S. Sec. 332 (relating to effect of registration) and understands that filing under the Fictitious Names Act does not create any exclusive or other right in the fictitious name.


7. (Optional): The name(s) of the agent(s), if any, any one of whom is authorized to execute amendments to, withdrawals from or cancellation of this registration in behalf of all then existing parties to the registration, is (are):

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            [STAMP]      JAN 26 1998
                      PA DEPT. OF STATE

     IN TESTIMONY WHEREOF, the undersigned have caused this Application for Registration of Fictitious Name to be executed this 21st day of January, 1998.
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      (Individual  Signature)                       (Individual  Signature)


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      (Individual  Signature)                       (Individual  Signature)


    Lo Castro & Associates, Inc.
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      (Name of Entity)                                  (Name of Entity)

BY:  /s/ Vincent A. Lo Castro                 BY:
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TITLE:  President                             Title:
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